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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                September 3, 1996



                         International Movie Group, Inc.
               (Exact name of issuer as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


       1-10794                                       94-3138027
(Commission File Number)                  (IRS Employer Identification No.)


1900 Avenue of the Stars, Suite 1425, Los Angeles, CA                 90067
      (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (310) 556-2830

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Item 3.   Bankruptcy or Receivership.

     On September 11, 1996, the registrant issued a press release in the form appearing in Exhibit 99 to this report, the text of which is incorporated herein by reference.


Item 7.   Financial Statements and Exhibits

     The following exhibit is appended to this report:

     99.  Press release of the registrant dated September 11, 1996

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      INTERNATIONAL MOVIE GROUP, INC.
                                               (Registrant)



Date:  September 20, 1996             By:
                                          ---------------------------
                                          Ann E. Oliver
                                          Chief Financial Officer